                                                                  Exhibit 10.26


                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (this "AGREEMENT"), dated as of October 29, 1998 (the "CLOSING DATE"), is by and among Simmons Holdings, Inc., a Delaware corporation ("HOLDINGS"), Simmons Company, a Delaware corporation (the "COMPANY"), Simmons Holdings, LLC (the "INITIAL HOLDER"), and Ropes & Gray (in its capacity as escrow agent, the "ESCROW AGENT"). Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Securities Purchase Agreement referred to below.

RECITALS

         WHEREAS, the Company, Holdings and the Initial Purchaser, as the initial purchaser of the Notes referred to therein have entered into a Securities Purchase Agreement dated as of October 29, 1998 (as amended, restated or otherwise modified from time to time, the "SECURITIES PURCHASE AGREEMENT") pursuant to which (i) the Company shall issue and sell to the Initial Holder the Company Notes and (ii) Holdings shall issue and sell to the Initial Holder the Holdings Notes.

         WHEREAS, it is a condition to the purchase of the Notes by the Initial Holder under the Securities Purchase Agreement that the Escrow Warrants (as defined below) be delivered into escrow pursuant to this Agreement.

AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         1.       DEPOSIT OF ESCROW WARRANTS.

                  On the Closing Date, concurrently with the execution and delivery of this Agreement, Holdings will deliver to the Escrow Agent (i) a Warrant in the form of Exhibit A hereto to purchase 2,104,713.22 shares of Holdings' Common Stock, duly executed by Holdings, issued in the name of the Escrow Agent (the "A WARRANTS") and (ii) a Warrant in the form of Exhibit B hereto to purchase 2,104,713.22 shares of Holdings' Common Stock, duly executed by Holdings, issued in the name of the Initial Holder (the "B WARRANTS" and, together with the A Warrants, the "ESCROW WARRANTS").

         2.       RELEASE OF ESCROW WARRANTS.

                  The Escrow Agent shall hold the Escrow Warrants in escrow pursuant to this Agreement, until authorized hereunder to deliver them as follows:

                   If, on any Business Day on or after the Closing Date, the Escrow Agent receives an executed written and certified notice from the Initial Holder in the form of ANNEX A hereto (each, an "INTERIM RELEASE NOTICE"), the Escrow Agent will assign all or the requested amount of the A Warrants as specified in such Interim Release Notice. If, on or after the first anniversary of the date hereof, the Escrow Agent receives an executed written and certified notice from the Initial Holder in the form of ANNEX B-1 or ANNEX B-2 hereto (each a "FINAL RELEASE NOTICE"), the Escrow Agent will release to the Initial Holder the amount of the B Warrants specified in such Final Release Notice and shall return the balance of the Escrow Warrants to Holdings for cancellation. Notwithstanding the foregoing provisions of this paragraph, under no circumstances shall a greater number of Escrow Warrants be so assigned or released (excluding Escrow Warrants which are returned to Holdings for cancellation) than 50% of the aggregate original Escrow Warrants, and in no event shall fewer Escrow Warrants be returned to Holdings for cancellation than Escrow Warrants to purchase 2,104,713.22 shares of Holdings' Common Stock. Holdings hereby consents to any assignment of Escrow Warrants in accordance with the terms of this Escrow Agreement and agrees to cancel any Escrow Warrants returned to it by the Escrow Agent pursuant to this Agreement.

         3.       CERTAIN ADDITIONAL AGREEMENTS.

                  3.1. The Company, Holdings and the Initial Holder shall, upon request by the Escrow Agent, execute and deliver to the Escrow Agent such additional written instructions and certificates hereunder as may be reasonably required by the Escrow Agent to give effect to the provisions of Sections 1 and 2 hereof, including certifications as to the existence of a valid exception from any applicable securities laws in connection with the assignment of the Escrow Warrants under Section 2.

                  3.2. Holdings shall, upon request of the Initial Holder if deemed to be necessary or desirable by the Initial Holder in connection with the sale or refinancing of the Notes, at the option of the Initial Holder either (i) permit any purchasers of Notes or Replacement Debt to become party to the Registration Rights Agreement, by executing of a joinder thereof; or (ii) enter into a registration rights agreement with such purchasers (and, if required by the Initial Holder, with the Initial Holder) in form and substance satisfactory to the Initial Holder and Holdings.

                  3.3. The Initial Holder and Holdings may, as a condition to the release of A Warrants to any purchaser of Notes or Replacement Debt, require such purchaser to enter into a stockholders agreement (or to execute a joinder of an existing stockholders agreement) in a form reasonably acceptable to Holdings.

                  3.4. Holdings and the Initial Holder may, in connection with the sale or refinancing of the Notes, modify or replace any A Warrants to be used in the placement of such Notes or Replacement Debt, if deemed to be necessary or desirable in connection with such sale or refinancing, in order to, among other things, provide for additional antidilution and other protections or other covenants.

         4.       ESCROW AGENT.

                  (a) The Escrow Agent shall have no duties or responsibilities, including, without limitation, a duty to review or interpret the Securities Purchase Agreement, except those expressly set forth herein. Except for this Agreement, the Escrow Agent, in its capacity as such, is not a party to, or bound by, any agreement that may be required under, evidenced by, or arise out of the Securities Purchase Agreement.

                  (b) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions from any of the undersigned with respect to the Escrow Warrants, which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action until it shall be directed otherwise in writing by Holdings and the Initial Holder or by order of a court of competent jurisdiction. The Escrow Agent shall be protected in acting upon any notice, request, waiver, consent, receipt or other document reasonably believed by the Escrow Agent to be signed by the proper party or parties.

                  (c) The Escrow Agent shall not be liable for any error or judgment or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law, or for anything that it may do or refrain from doing in connection herewith, except for its own gross negligence or willful misconduct, and the Escrow Agent shall have no duties to anyone except Holdings, the Company and the Initial Holder and their respective successors and permitted assigns.

                  (d) The Escrow Agent may consult legal counsel in the event of any dispute or question as to the construction of this Agreement, or the Escrow Agent's duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected with respect to any action taken or omitted in good faith in accordance with the opinion and instructions of counsel.

                  (e) In the event of any disagreement between the undersigned or any of them, and/or any other person, resulting in adverse claims and demands being made in connection with or for the Escrow Warrants, the Escrow Agent shall be entitled at its option to refuse to comply with any such claim or demand, so long as such disagreement shall continue, and in so doing the Escrow Agent shall not be or become liable for damages or interest to the undersigned or any of them or to any person named herein for its failure or refusal to comply with such conflicting or adverse demands. The Escrow Agent shall be entitled to continue to so refrain and refuse to so act until all differences shall have been resolved by agreement and the Escrow Agent shall have been notified thereof in writing signed by Holdings and the Initial Holder. In the event of such disagreement which continues for 90 days or more, the Escrow Agent in its discretion may, but shall be under no obligation to, file a suit in interpleader for the purpose of having the respective rights of the claimants adjudicated and may deposit with the court all documents and property held hereunder. Holdings agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Escrow Agent in such action, including reasonable attorney's fees and disbursements.

                  (f) The Escrow Agent is hereby indemnified by Holdings from all losses, costs and expenses of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, unless such losses, costs or expenses shall have been caused by the Escrow Agent's willful misconduct or gross negligence. Such indemnification shall survive termination of this Agreement until extinguished by any applicable statute of limitations.

                  (g) The Escrow Agent does not have any interest in the Escrow Warrants deposited hereunder but is serving as escrow holder only and having only possession thereof. This paragraph shall survive notwithstanding any termination of this Agreement or the resignation of the Escrow Agent.

                  (h) The Escrow Agent (and any successor Escrow Agent) may at any time resign as such by giving written notice of its resignation to the parties hereto at least 30 days prior to the date specified for such resignation to take effect. Upon the effective date of such resignation, the Escrow Warrants shall be delivered by it to such successor escrow agent or as otherwise shall be instructed in writing by Holdings and the Initial Holder; whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. If at that time the Escrow Agent has not received such instruction, the Escrow Agent's sole responsibility after that time shall be to safekeep the Escrow Warrants until receipt of a designation of successor Escrow Agent, or a joint written instruction as to disposition of the Escrow Warrants by Holdings and the Initial Holder or a final order of a court of competent jurisdiction mandating disposition of the Escrow Warrants.

                  (i) The Escrow Agent hereby accepts its appointment and agrees to act as escrow agent under the terms and conditions of this Agreement and acknowledges receipt of the Escrow Warrants. Holdings agrees to pay to the Escrow Agent as payment in full for its services hereunder the Escrow Agent's compensation in accordance with the ordinary and usual hourly rates for its services. Holdings further agrees to reimburse the Escrow Agent for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Escrow Agent in the performance of its duties hereunder (including reasonable fees, and out-of-pocket expenses and disbursements, of its counsel).

         5. NOTICES. Any notices or other communications required or permitted hereunder shall be effective if in writing and delivered personally or sent by telecopier, overnight courier,

Federal Express, United Parcel Service, registered or certified mail, postage prepaid, addressed as follows:

         IF TO THE INITIAL HOLDER:

                  Simmons Holdings, LLC
                  c/o Fenway Partners, Inc.
                  New York, New York 10019
                  Attention: Gregory P. Meredith
                  Facsimile No.: (212) 581-1025

                  with a copy to:

                  Ropes & Gray
                  One International Place
                  Boston, Massachusetts  02110
                  Attention:  Lauren I. Norton
                  Facsimile No.:  617-951-7050

         IF TO HOLDINGS:

                  Simmons Company
                  One Concourse Parkway, Suite 600
                  Atlanta, Georgia  30328
                  Attention:  Chief Financial Officer
                  Facsimile No.:  770-392-2565

                  with copies to

                  Jones, Day, Reavis & Pogue
                  Suite 3500
                  One SunTrust Plaza
                  Atlanta, Georgia  30308
                  Attention:  Lizanne Thomas
                  Facsimile No.:  404-581-8330

                  and

                  Ropes & Gray
                  One International Place
                  Boston, Massachusetts  02110
                  Attention:  Lauren I. Norton
                  Facsimile No.:  617-951-7050

         IF TO THE COMPANY:

                  Simmons Company
                  One Concourse Parkway, Suite 600
                  Atlanta, Georgia  30328
                  Attention:  Chief Financial Officer
                  Facsimile No.:  770-392-2565

                  with a copy to

                  Ropes & Gray
                  One International Place
                  Boston, Massachusetts  02110
                  Attention:  Lauren I. Norton
                  Facsimile No.:  617-951-7050


         IF TO THE ESCROW AGENT:

                  Ropes & Gray
                  One International Place
                  Boston, Massachusetts  02110
                  Attention:  Lauren I. Norton
                  Facsimile No.:  617-951-7050

Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally, (b) one Business Day after being delivered, if delivered by telecopier with confirmation of good transmission, (c) one Business Day after being sent by overnight courier, if sent by overnight courier, (d) two Business Days after being sent by Federal Express or United Parcel Service, if sent by Federal Express or United Parcel Service, or (e) three Business Days after being sent, if sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

         6. TERMINATION. This Agreement shall automatically terminate upon the final distribution of the Escrow Warrants in accordance with the terms hereof.

         7.       GOVERNING LAW; JURISDICTION.

                  7.1. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of law rules thereof.

                  7.2. CONSENT TO JURISDICTION. Each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof may be brought and maintained in the federal district court in Boston, Massachusetts and of any Massachusetts state court sitting in the city of Boston (each, a "MASSACHUSETTS COURT"). Each of the parties hereby by execution hereof
         (i) hereby irrevocably submits to the jurisdiction of such court in Boston, Massachusetts, for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of one of the above-named courts, that it is immune from extraterritorial injunctive relief or other injunctive relief, that its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in one of the above-named courts should be dismissed on the grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by the above-named courts. Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of the Commonwealth of Massachusetts, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 5 hereof is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that service of process made in accordance with Section 5 hereof does not constitute good and sufficient service of process. The provisions of this Section 7.2 shall not restrict the ability of any party to enforce in any court any judgment obtained in the federal district court in Boston, Massachusetts or any Massachusetts Court.

                  7.3. WAIVER OF JURY TRIAL. To the extent not prohibited by any applicable law that cannot be waived, each of the parties hereto hereby waives, and covenants that it will not assert (whether as plaintiff, defendant, or otherwise), any right to trial by jury in any forum in any respect of any issue, claim, demand, cause of action, action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Any of the parties hereto may file an original counterpart or a copy of this
         Section 7.3 with any court as written evidence of the consent of each of the parties hereto to the waiver of his or its right to trial by jury.

                  7.4. RELIANCE. Each of the parties hereto acknowledges that it has been informed by each other party that the provisions of this
         Section 7 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

         8.       MISCELLANEOUS.

                  8.1. ENTIRE AGREEMENT; WAIVERS. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to such subject matter. No waiver of any provision of this Agreement (a) shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar), (b) shall constitute a continuing waiver unless otherwise expressly provided therein or (c) shall be effective unless in writing and executed by each party against whom it is to be enforced.

                  8.2. AMENDMENT OR MODIFICATION, ETC. The parties hereto may not amend or modify this Agreement except in such manner as may be agreed upon by a written instrument executed by all of the parties hereto. Any written amendment, modification or waiver executed by all of the parties hereto shall be binding upon all such parties and their respective successors and assigns.

                  8.3. HEADINGS, ETC. Section and subsection headings are not to be considered part of this Agreement, are included solely for convenience, are not intended to be full or accurate descriptions of the content thereof and shall not affect the construction hereof. This Agreement shall be deemed to express the mutual intent of the parties, and no rule of strict construction shall be applied against any party.

                  8.4. SEVERABILITY. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall (to the extent permitted by applicable law) be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

                  8.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

                  8.6. SUCCESSORS AND ASSIGNS. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted transferees, successors and assigns (each of which shall be deemed to be a party hereto for all purposes hereof). Except as expressly provided herein, this Agreement shall not confer any right or remedy upon any person other than the parties and their respective transferees, successors and assigns.

                   [Escrow Agreement Signature Page(s) Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                                     HOLDINGS:

                                                     SIMMONS HOLDINGS, INC.


                                                     By
                                                       -----------------------
                                                          Name:
                                                          Title:


                                                     THE COMPANY:

                                                     SIMMONS COMPANY

                                                     By
                                                       -----------------------
                                                          Name:
                                                          Title:



                                                     THE INITIAL HOLDER:

                                                     SIMMONS HOLDINGS, LLC

                                                     By:
                                                       -----------------------
                                                           Name:
                                                           Title:


ROPES & GRAY, as Escrow Agent


By:
------------------------------------
      Name: Lauren I. Norton, Esq.
      Title: A member of the Firm

                                                     ANNEX A TO ESCROW AGREEMENT
                                                  FORM OF INTERIM RELEASE NOTICE


                              SIMMONS HOLDINGS, LLC

                                     NOTICE

                                Date: __________

Ropes & Gray
One International Place
Boston, Massachusetts  02110
Attention: Lauren I. Norton

                  Re:  Simmons Holdings; Warrant Escrow Agreement

Ladies and Gentlemen:

         Reference is hereby made to the Escrow Agreement dated as of October 29, 1998 (the "ESCROW AGREEMENT"), by and among Simmons Company, a Delaware corporation (the "COMPANY"), Simmons Holdings, Inc., a Delaware Corporation ("HOLDINGS"), Simmons Holdings, LLC (the "INITIAL HOLDER"), and Ropes & Gray (in its capacity as escrow agent, the "ESCROW AGENT"). Capitalized terms used herein and not otherwise defined in this Release Notice have the meanings assigned to them in the Escrow Agreement.

         In connection with the Initial Holder's (i) assignment of $_____ in original principal amount of the Company Notes and/or $_____ in original principal amount of the Holdings Notes or (ii) the sale by Holdings or the Company of Replacement Debt, in each case to ____________ (the "ASSIGNEE"), the Initial Holder hereby directs that the Escrow Agent assign A Warrants constituting a right to acquire as of the date of the Escrow Agreement, and subject to adjustment in accordance with the terms of the A Warrants, __ shares of Holdings' Common Stock to the Assignee.

         Thank you in advance for your prompt attention to this Interim Release Notice. By executing this Notice, the undersigned certifies that the above specified conditions to the release, assignment and delivery of the specified A Warrants have been satisfied.

                                                     Very truly yours,

                                                     Simmons Holdings, LLC


                                                     By:
                                                        ----------------------
                                                        Name:
                                                        Title:
cc: Simmons Holdings, Inc.

                                                   ANNEX B-1 TO ESCROW AGREEMENT
                                                   FORM OF FINAL RELEASE NOTICE

                              SIMMONS HOLDINGS, LLC

                                     NOTICE

                                Date: __________

Ropes & Gray
One International Place
Boston, Massachusetts  02110
Attention: Lauren I. Norton

                  Re:  Simmons Holdings; Warrant Escrow Agreement

Ladies and Gentlemen:

         Reference is hereby made to the Escrow Agreement dated as of October 29, 1998 (the "ESCROW AGREEMENT"), by and among Simmons Company, a Delaware corporation (the "COMPANY"), Simmons Holdings, Inc., a Delaware Corporation ( "HOLDINGS"), Simmons Holdings, LLC (the "INITIAL HOLDER"), and Ropes & Gray (in its capacity as escrow agent, the "ESCROW AGENT"). Capitalized terms used herein and not otherwise defined in this Release Notice have the meanings assigned to them in the Escrow Agreement.

         The Initial Holder continues to hold $_______ in original principal amount of the Company Notes and/or $_______ in original principal amount of the Holdings Notes (it being understood that Replacement Debt shall not be deemed to constitute "Notes" for purposes of this Release Notice). Therefore, the Initial Holder directs that the Escrow Agent release to the Initial Holder such percentage of the B Warrants as is equal to the percentage of the A Warrants which remain in escrow as of the date hereof. Pursuant to the Escrow Agreement, upon such release of B Warrants, all other Escrow Warrants remaining in escrow as of the date hereof shall be returned to Holdings for cancellation.

         Thank you in advance for your prompt attention to this Final Release Notice. By executing this Notice, the undersigned certifies that the above specified conditions to the release of the specified Escrow Warrants have been satisfied.

                                                     Very truly yours,

                                                     Simmons Holdings, LLC

                                                     By:
                                                       -----------------------
                                                           Name:
                                                           Title:

cc: Simmons Holdings, Inc.

                                                  ANNEX B-2 TO ESCROW AGREEMENT
                                                  FORM OF FINAL RELEASE NOTICE

                              SIMMONS HOLDINGS, LLC

                                     NOTICE

                                Date: __________


Ropes & Gray
One International Place
Boston, Massachusetts  02110
Attention: Lauren I. Norton

                  Re:  Simmons Holdings; Warrant Escrow Agreement

Ladies and Gentlemen:

         Reference is hereby made to the Escrow Agreement dated as of October 29, 1998 (the "ESCROW AGREEMENT"), by and among Simmons Company, a Delaware corporation (the "COMPANY"), Simmons Holdings, Inc., a Delaware Corporation ("HOLDINGS"), Simmons Holdings, LLC (the "INITIAL HOLDER"), and Ropes & Gray (in its capacity as escrow agent, the "ESCROW AGENT"). Capitalized terms used herein and not otherwise defined in this Release Notice have the meanings assigned to them in the Escrow Agreement.

         The Initial Holder no longer holds any Company Notes or Holdings Notes (it being understood that Replacement Debt shall not be deemed to constitute "Notes" for purposes of this Release Notice). Therefore, the Initial Holder directs that the Escrow Agent release to the Initial Holder such percentage of B Warrants which is equal to 50% of the percentage of the A Warrants which remain in escrow. Pursuant to the Escrow Agreement, upon such release of B Warrants, all other Escrow Warrants remaining in escrow as of the date hereof shall be returned to Holdings for cancellation.

         Thank you in advance for your prompt attention to this Final Release Notice. By executing this Notice, the undersigned certifies that the above specified condition to the release of the specified Escrow Warrants have been satisfied.

                                                     Very truly yours,

                                                     Simmons Holdings, LLC


                                                     By:
                                                        -----------------------
                                                        Name:
                                                        Title:
cc: Simmons Holdings, Inc.

                                                                       EXHIBIT A



THIS WARRANT AND ANY SHARES OF STOCK PURCHASABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.


No. W-2                                                    2,104,713.22 Shares
                               WARRANT TO PURCHASE
                                                               October 29, 1998
                             SHARES OF COMMON STOCK

                                       OF

                             SIMMONS HOLDINGS, INC.
              Incorporated Under the Laws of the State of Delaware

         THIS CERTIFIES THAT, for value received, and subject to the provisions hereinafter set forth, Ropes & Gray, in its capacity as escrow agent, or its registered assigns is entitled to purchase from Simmons Holdings, Inc., a Delaware corporation ("Holdings"), during the period specified in this Warrant, 2,104,713.22 shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock, par value $0.01 per share, of Holdings (the "Common Stock") at an initial exercise price of $0.01 per share (the "Initial Exercise Price"). Certain capitalized terms used in this Warrant are defined in Section 9.

1. DURATION. The right to subscribe for and purchase shares of Common Stock represented hereby shall commence on the date of issuance of this Warrant and shall expire at 5:00 P.M., Eastern Time, on October 29, 2005 (the "Expiration Date").

2. METHOD OF EXERCISE OR CONVERSION; PAYMENT, ISSUANCE OF NEW WARRANT; TRANSFER AND EXCHANGE.

         2.1.     METHOD OF EXERCISE.

                  2.1.1. EXERCISE. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any business day on or prior to the Expiration Date, by surrender of this Warrant to Holdings at its principal office, accompanied by a subscription substantially in the form attached to this Warrant duly executed by such holder and accompanied by (a) wire transfer of immediately available funds, (b) certified or official bank check payable to the order of Holdings or (c) delivery to Holdings of a principal amount of Company Notes or Holdings Notes (provided that any Capitalized Interest shall be included in principal for purposes of determining such amount), in each case in the amount obtained by multiplying (i) the number of shares of Common Stock (without giving effect to any adjustment thereof pursuant to the provisions hereof) for which this Warrant is then being exercised, as designated in such subscription, by (ii) the Initial Exercise Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Sections 4 and 5.

                  2.1.2. CONVERSION. This Warrant may be converted by the holder hereof, in whole or in part, into shares of Common Stock (or Other Securities), during normal business hours on any business day on or prior to the Expiration Date, by surrender of this Warrant to Holdings at its principal office, accompanied by a conversion notice substantially in the form attached to this Warrant duly executed by such holder, and such holder shall thereupon be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) equal to:

                  (a)  the excess of

                                    (i) (x) the number of shares of Common Stock
                           (or Other Securities) determined as provided in Sections 4 and 5 hereof which such holder would be entitled to receive upon exercise of this Warrant for the number of shares of Common Stock designated in such conversion notice multiplied by (y) the Current Market Price of each such share of Common Stock (or such Other Securities) so receivable upon such exercise over

                                    (ii) (x) the number of shares of Common
                           Stock (without giving effect to any adjustment thereof pursuant to the provisions hereof) for which this Warrant may be exercised, as designated in such conversion notice, multiplied by (y) the Initial Exercise Price divided by

                  (b) such Current Market Price of each such share of Common Stock (or Other Securities).

         For all purposes of this Warrant (other than this Section 2.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this

         Warrant into Common Stock (or Other Securities) in accordance with the terms of this Section 2.1.2.

         2.2. WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to Holdings as provided in Section 2.1 hereof, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section
2.3 hereof shall be deemed to have become the holder or holders of record thereof.

         2.3. DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after each exercise of this Warrant, in whole or in part, Holdings at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to the provisions of the Stockholders Agreement, as such holder (upon payment by such holder of any applicable transfer taxes) may direct:

                  (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the current Market Price per share on the business day next preceding the date of such exercise; and

                  (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof pursuant to the terms hereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 2.1 hereof.

         2.4. EXCHANGE OF WARRANT. This Warrant is exchangeable at the aforesaid principal office of Holdings for Warrants for the purchase of the same aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase such number of shares of Common Stock as the holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the date hereof and shall be identical with this Warrant except as to the number of shares of Common Stock issuable pursuant hereto.

         2.5. COMPANY TO REAFFIRM OBLIGATIONS. Holdings will, at the time of or at any time after each exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder all rights to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligation of Holdings to afford such rights to such holder.

3. STOCK FULLY PAID; RESERVATION OF SHARES. Holdings represents, warrants, covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable. Holdings further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, Holdings will at all times have authorized and reserved solely for the purpose of the issuance upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, Holdings will in good faith and as expeditiously as reasonably possible use reasonable efforts to cause such shares to be duly registered or qualified.

         Holdings will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that Holdings may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable Holdings to perform its obligations under this Warrant.

4. ADJUSTMENT OF NUMBER OF SHARES PURCHASABLE UPON EXERCISE; EXERCISE PRICE. The number of shares of Common Stock purchasable upon the exercise of this Warrant shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 4) be issuable upon such exercise, as designated by the holder hereof pursuant to Section 2.1 hereof, by a fraction (a) the numerator of which shall be the Initial Exercise Price and
(b) the denominator of which shall be the Exercise Price in effect on the date of such exercise. The "Exercise Price" shall initially be the Initial Exercise Price and shall be adjusted and readjusted from time to time as provided in this
Section 4 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 4.

         4.1. SUBDIVISION OR COMBINATION OF SHARES. If Holdings, at any time while this Warrant is outstanding, shall subdivide (by stock split or otherwise) or combine (by consolidation or otherwise) any outstanding shares of Common Stock, the Exercise Price shall be (a) proportionately decreased, to the nearest one hundredth of one cent, in the case of a subdivision of shares, to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision or (b) proportionately increased, to the nearest one hundredth of one cent, in the case of a combination of shares, to reflect the decrease in the total number of shares of Common Stock outstanding as a result of such combination, as of the effective date of such subdivision or combination, or if Holdings shall take a record of holders of Common Stock for the purpose of so subdividing or combining, as of the applicable record date, whichever is earlier.

         4.2. CERTAIN DIVIDENDS. If Holdings, at any time while this Warrant is outstanding, shall pay any stock dividend on the Common Stock, the Exercise Price shall be adjusted, as of the date Holdings shall take a record of the holders of the Common Stock, for the purpose of receiving such dividend (or if no such record is taken, as of the date of such dividend), to the nearest one hundredth of one cent, to the product obtained by multiplying the Exercise Price in effect immediately prior to such subdivision or combination by a fraction (a) the numerator of which shall be the total number of shares of the Common Stock outstanding immediately prior to such dividend (plus in the event that Holdings paid cash for fractional shares, the number of additional shares which would have been outstanding had Holdings issued fractional shares in connection with said dividends) and (b) the denominator of which shall be the total number of shares of the Common Stock outstanding immediately after such dividend.

         4.3. OTHER EVENTS. If any event occurs as to which the foregoing provisions of Sections 4.1 and 4.2 are applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid.

         4.4. ADJUSTMENT OF EXERCISE PRICE. If at any time, as a result of any adjustments hereunder, the sum of the Exercise Price plus a proportionate portion of the consideration paid by the holder for this Warrant shall be less than the par value per share of Common Stock, then the price payable per share of Common Stock by the holder hereunder in the event of an exercise of this Warrant, in whole or in part, shall be an amount equal to the par value per share of the Common Stock; PROVIDED that for purposes of any calculation of the number of shares issuable upon exercise of this Warrant, any adjustment to the price payable per share of Common Stock pursuant to this Section 4.4 shall be disregarded.

5. ADJUSTMENTS FOR CONSOLIDATION, MERGER, SALE OF ASSETS, REORGANIZATION, ETC. In case Holdings after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into Holdings and Holdings shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities, then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Exercise Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the greatest amount of securities, cash or other property to which such holder would actually have been entitled as a shareholder upon such consummation if such holder had exercised the rights represented by this Warrant immediately prior thereto.

6. NOTICE OF ADJUSTMENTS. Whenever the Exercise Price is adjusted pursuant to
Section 4 hereof, Holdings will promptly deliver to the holder of this Warrant at its address set forth on Schedule I a certificate setting forth, in reasonable detail, the event that triggered the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Exercise Price after giving effect to such adjustment.

7. DIVIDENDS/DISTRIBUTIONS. Holdings shall give the holder of this Warrant not less than 15 days prior written notice of its intent to pay a dividend or make any other distribution on any shares of its capital stock, and shall set forth in such notice the amount and type of such dividend or distribution and the share of capital stock on which such dividend or distribution will be paid. If the holder of this Warrant does not elect to exercise this Warrant prior to such dividend or distribution, an amount equal to the cash which the holder would have received on the Common Stock had the holder exercised this Warrant immediately prior to such dividend or distribution shall at the option of the holder (a) be used as a credit against the Exercise Price or (b) be retained by Holdings and paid to such holder upon the exercise of this Warrant.

8. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of Holdings or as imposing any obligation on such holder to purchase any Securities or as imposing any liabilities on such holder as a stockholder of Holdings, whether such obligation or liabilities are asserted by Holdings or by creditors of Holdings.

9. DEFINITIONS. For the purposes of this Warrant, the following terms have the following meanings:

                  "Board" shall mean the Board of Directors of Holdings.

                  "Common Stock" shall have the meaning as defined in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of Holdings the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                  "Company Notes" shall mean the Junior Subordinated Notes due 2010 of Simmons Company, a Delaware corporation, in the aggregate original principal amount of $30,000,000, issued October 29, 1998.

                  "Current Market Price" shall mean on any date specified herein, the average daily Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no Common Sock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

                  "Escrow Warrants" shall have the meaning provided in the Securities Purchase Agreement.

                  "Expiration Date" shall have the meaning set forth in
         Section 1.

                  "Holdings" shall have the meaning provided in the introduction to this Warrant, such term to include any corporation which shall succeed to or assume the obligations of Holdings hereunder in compliance with Section 5 hereof.

                  "Holding Notes" shall mean the Junior Subordinated Notes due 2011 of Holdings, in the aggregate original principal amount of $10,000,000, issued October 29, 1998.

                  "Initial Exercise Price" shall have the meaning set forth in the first paragraph hereof.

                  "Majority Holders" shall mean at any time holders of Warrants exercisable for more than 50% of the shares of Common Stock issuable under the Warrants at such time outstanding; PROVIDED that, for purposes of Section 10 hereof, Simmons Holdings, LLC shall be deemed to be the holder of any Escrow Warrants until such time as such Warrants have been released from escrow.

                  "Market Price" shall mean on any date specified herein, the amount per share of Common Stock equal to (a) the last sale price of Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which Common Stock is then listed or admitted to trading, or (b) if Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of Common Stock on such date, or (c) if there shall have been no trading on such date or if Common Stock is not so designated, the average of the closing bid and asked prices of Common Stock on such date as shown by the NASD automated quotation system, or (d) if the Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair market value thereof determined in good faith by the Board.

                  "Other Securities" shall mean any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 hereof or otherwise.

                  "Person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

                  "Securities" shall mean any debt or equity securities of Holdings, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. "Security" shall mean one of the Securities.

                  "Securities Act" shall mean as of any date of the Securities Act of 1933, as amended, or any similar Federal statute then in effect.

                  "Securities Purchase Agreement" shall mean the Securities Purchase Agreement dated as of October 28, 1998 among Simmons Company, Inc., Holdings and the Purchasers listed therein.

                  "Stock" shall include any and all shares, interests or other equivalents (however designated) of, or participants in, the capital stock of a corporation of any class.

                  "Warrants" shall mean the Warrants issued pursuant to the Securities Purchase Agreement. The term "Warrants" shall include, without limitation, this Warrant and any Warrants issued in substitution or exchange for any thereof.

10. AMENDMENT AND WAIVER. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and the Majority Holders; PROVIDED, HOWEVER, that no such amendment or waiver shall increase the Exercise Price, shorten the period during which the Warrants may be exercised or modify any provision of this Section 10 without consent of the holders of all Warrants then outstanding affected by such amendment or waiver.

11. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware (without giving effect to the choice of law principles of such state).

                                                     Simmons Holdings, Inc.



                                                     By:
                                                        -----------------------
                                                          Name:
                                                          Title:

                                                                   Schedule I
                                                                   to Warrant


              [To be completed upon release of Warrant from escrow]

                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]


To Simmons Holdings, Inc.:

         The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder _________,
(1) shares of the Common Stock and herewith makes payment of $____________
therefor, and   requests that the certificates for such shares be issued in the name of, and deliver to ___________, whose address is






Dated:
              -------------------------------------------------
                 (Signature must conform in all
                 respects to name of holder as
                 specified on the face of Warrant)


              -------------------------------------------------
                               (Street Address)


              -------------------------------------------------
                      (City)        (State)      (Zip Code)

-----------------------------

         (1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for any stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]


         For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto __________ the right represented by such Warrant to purchase ________ (2) shares of Common Stock of Simmons Holdings, Inc. to which such Warrant relates, and appoints _______________Attorney to make such transfer on the books of Simmons Holdings, Inc. maintained for such purpose, with full power of substitution in the premises.


Dated:
                                              --------------------------------
                                              (Signature must conform in all
                                              respects to name of holder as
                                              specified on the face of Warrant)



                                              --------------------------------
                                                     (Street Address)



                                              --------------------------------
                                              (City)      (State)   (Zip Code)

Signed in the presence of:





-------------------------------

         (2) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for any stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                            FORM OF CONVERSION NOTICE

To Simmons Holdings, Inc.:


         The undersigned registered holder of the within Warrant hereby irrevocably converts such Warrant with respect to _________ (3) shares of the Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to _________, whose address is




Dated:
                                              --------------------------------
                                              (Signature must conform in all
                                              respects to name of holder as
                                              specified on the face of Warrant)



                                              --------------------------------
                                                     (Street Address)



                                              --------------------------------
                                              (City)     (State)    (Zip Code)

------------------------------

         (3) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial conversion, the portion thereof as to which this Warrant is being converted), in either case without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial conversion, a new Warrant or Warrants will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.

                                                                       EXHIBIT B




THIS WARRANT AND ANY SHARES OF STOCK PURCHASABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.


No. W-3                                                     2,104,713.22 Shares
                               WARRANT TO PURCHASE
                                                               October 29, 1998
                             SHARES OF COMMON STOCK

                                       OF

                             SIMMONS HOLDINGS, INC.
              Incorporated Under the Laws of the State of Delaware

         THIS CERTIFIES THAT, for value received, and subject to the provisions hereinafter set forth, Simmons Holdings, LLC, or its registered assigns is entitled to purchase from Simmons Holdings, Inc., a Delaware corporation ("Holdings"), during the period specified in this Warrant, 2,104,713.22 shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock, par value $0.01 per share, of Holdings (the "Common Stock") at an initial exercise price of $6.7315 per share (the "Initial Exercise Price"). Certain capitalized terms used in this Warrant are defined in Section 9.

1. DURATION. The right to subscribe for and purchase shares of Common Stock represented hereby shall commence on the date of issuance of this Warrant and shall expire at 5:00 P.M., Eastern Time, on October 29, 2005 (the "Expiration Date").

2. METHOD OF EXERCISE OR CONVERSION; PAYMENT, ISSUANCE OF NEW WARRANT; TRANSFER AND EXCHANGE.

         2.1.     METHOD OF EXERCISE.

                  2.1.1. EXERCISE. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any business day on or prior to the Expiration Date, by surrender of this Warrant to Holdings at its principal office, accompanied by a subscription substantially in the form attached to this Warrant duly executed by such holder and accompanied by (a) wire transfer of immediately available funds, (b) certified or official bank check payable to the order of Holdings or (c) delivery to Holdings of a principal amount of Company Notes or Holdings Notes (provided that any Capitalized Interest shall be included in principal for purposes of determining such amount), in each case in the amount obtained by multiplying (i) the number of shares of Common Stock (without giving effect to any adjustment thereof pursuant to the provisions hereof) for which this Warrant is then being exercised, as designated in such subscription, by (ii) the Initial Exercise Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Sections 4 and 5.

                  2.1.2. CONVERSION. This Warrant may be converted by the holder hereof, in whole or in part, into shares of Common Stock (or Other Securities), during normal business hours on any business day on or prior to the Expiration Date, by surrender of this Warrant to Holdings at its principal office, accompanied by a conversion notice substantially in the form attached to this Warrant duly executed by such holder, and such holder shall thereupon be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) equal to:

                  (a)  the excess of

                                    (i) (x) the number of shares of Common Stock
                           (or Other Securities) determined as provided in Sections 4 and 5 hereof which such holder would be entitled to receive upon exercise of this Warrant for the number of shares of Common Stock designated in such conversion notice multiplied by (y) the Current Market Price of each such share of Common Stock (or such Other Securities) so receivable upon such exercise over

                                    (ii) (x) the number of shares of Common
                           Stock (without giving effect to any adjustment thereof pursuant to the provisions hereof) for which this Warrant may be exercised, as designated in such conversion notice, multiplied by (y) the Initial Exercise Price divided by

                  (b) such Current Market Price of each such share of Common Stock (or Other Securities).

         For all purposes of this Warrant (other than this Section 2.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Common Stock (or Other Securities) in accordance with the terms of this Section 2.1.2.

         2.2. WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to Holdings as provided in Section 2.1 hereof, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section
2.3 hereof shall be deemed to have become the holder or holders of record thereof.

         2.3. DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after each exercise of this Warrant, in whole or in part, Holdings at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to the provisions of the Stockholders Agreement, as such holder (upon payment by such holder of any applicable transfer taxes) may direct:

                  (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the current Market Price per share on the business day next preceding the date of such exercise; and

                  (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof pursuant to the terms hereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 2.1 hereof.

         2.4. EXCHANGE OF WARRANT. This Warrant is exchangeable at the aforesaid principal office of Holdings for Warrants for the purchase of the same aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase such number of shares of Common Stock as the holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the date hereof and shall be identical with this Warrant except as to the number of shares of Common Stock issuable pursuant hereto.

         2.5. COMPANY TO REAFFIRM OBLIGATIONS. Holdings will, at the time of or at any time after each exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder all rights to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligation of Holdings to afford such rights to such holder.

3. STOCK FULLY PAID; RESERVATION OF SHARES. Holdings represents, warrants, covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable. Holdings further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, Holdings will at all times have authorized and reserved solely for the purpose of the issuance upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, Holdings will in good faith and as expeditiously as reasonably possible use reasonable efforts to cause such shares to be duly registered or qualified.

         Holdings will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that Holdings may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable Holdings to perform its obligations under this Warrant.

4. ADJUSTMENT OF NUMBER OF SHARES PURCHASABLE UPON EXERCISE; EXERCISE PRICE. The number of shares of Common Stock purchasable upon the exercise of this Warrant shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 4) be issuable upon such exercise, as designated by the holder hereof pursuant to Section 2.1 hereof, by a fraction (a) the numerator of which shall be the Initial Exercise Price and
(b) the denominator of which shall be the Exercise Price in effect on the date of such exercise. The "Exercise Price" shall initially be the Initial Exercise Price and shall be adjusted and readjusted from time to time as provided in this
Section 4 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 4.

         4.1. SUBDIVISION OR COMBINATION OF SHARES. If Holdings, at any time while this Warrant is outstanding, shall subdivide (by stock split or otherwise) or combine (by consolidation or otherwise) any outstanding shares of Common Stock, the Exercise Price shall be (a) proportionately decreased, to the nearest one hundredth of one cent, in the case of a subdivision of shares, to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision or (b) proportionately increased, to the nearest one hundredth of one cent, in the case of a combination of shares, to reflect the decrease in the total number of shares of Common Stock outstanding as a result of such combination, as of the effective date of such subdivision or combination, or if Holdings shall take a record of holders of Common Stock for the purpose of so subdividing or combining, as of the applicable record date, whichever is earlier.

         4.2. CERTAIN DIVIDENDS. If Holdings, at any time while this Warrant is outstanding, shall pay any stock dividend on the Common Stock, the Exercise Price shall be adjusted, as of the date Holdings shall take a record of the holders of the Common Stock, for the purpose of receiving such dividend (or if no such record is taken, as of the date of such dividend), to the nearest one hundredth of one cent, to the product obtained by multiplying the Exercise Price in effect immediately prior to such subdivision or combination by a fraction (a) the numerator of which shall be the total number of shares of the Common Stock outstanding immediately prior to such dividend (plus in the event that Holdings paid cash for fractional shares, the number of additional shares which would have been outstanding had Holdings issued fractional shares in connection with said dividends) and (b) the denominator of which shall be the total number of shares of the Common Stock outstanding immediately after such dividend.

         4.3. OTHER EVENTS. If any event occurs as to which the foregoing provisions of Sections 4.1 and 4.2 are applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid.

         4.4. ADJUSTMENT OF EXERCISE PRICE. If at any time, as a result of any adjustments hereunder, the sum of the Exercise Price plus a proportionate portion of the consideration paid by the holder for this Warrant shall be less than the par value per share of Common Stock, then the price payable per share of Common Stock by the holder hereunder in the event of an exercise of this Warrant, in whole or in part, shall be an amount equal to the par value per share of the Common Stock; PROVIDED that for purposes of any calculation of the number of shares issuable upon exercise of this Warrant, any adjustment to the price payable per share of Common Stock pursuant to this Section 4.4 shall be disregarded.

5. ADJUSTMENTS FOR CONSOLIDATION, MERGER, SALE OF ASSETS, REORGANIZATION, ETC. In case Holdings after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into Holdings and Holdings shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities, then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Exercise Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the greatest amount of securities, cash or other property to which such holder would actually have been entitled as a shareholder upon such consummation if such holder had exercised the rights represented by this Warrant immediately prior thereto.

6. NOTICE OF ADJUSTMENTS. Whenever the Exercise Price is adjusted pursuant to
Section 4 hereof, Holdings will promptly deliver to the holder of this Warrant at its address set forth on

Schedule I a certificate setting forth, in reasonable detail, the event that triggered the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Exercise Price after giving effect to such adjustment.

7. DIVIDENDS/DISTRIBUTIONS. Holdings shall give the holder of this Warrant not less than 15 days prior written notice of its intent to pay a dividend or make any other distribution on any shares of its capital stock, and shall set forth in such notice the amount and type of such dividend or distribution and the share of capital stock on which such dividend or distribution will be paid. If the holder of this Warrant does not elect to exercise this Warrant prior to such dividend or distribution, an amount equal to the cash which the holder would have received on the Common Stock had the holder exercised this Warrant immediately prior to such dividend or distribution shall at the option of the holder (a) be used as a credit against the Exercise Price or (b) be retained by Holdings and paid to such holder upon the exercise of this Warrant.

8. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of Holdings or as imposing any obligation on such holder to purchase any Securities or as imposing any liabilities on such holder as a stockholder of Holdings, whether such obligation or liabilities are asserted by Holdings or by creditors of Holdings.

9. DEFINITIONS. For the purposes of this Warrant, the following terms have the following meanings:

                  "Board" shall mean the Board of Directors of Holdings.

                  "Common Stock" shall have the meaning as defined in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of Holdings the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                  "Company Notes" shall mean the Junior Subordinated Notes due 2010 of Simmons Company, a Delaware corporation, in the aggregate original principal amount of $30,000,000, issued October 29, 1998.

                  "Current Market Price" shall mean on any date specified herein, the average daily Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no Common Sock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

                  "Escrow Warrants" shall have the meaning provided in the Securities Purchase Agreement.

                  "Expiration Date" shall have the meaning set forth in
         Section 1.

                  "Holdings" shall have the meaning provided in the introduction to this Warrant, such term to include any corporation which shall succeed to or assume the obligations of Holdings hereunder in compliance with Section 5 hereof.

                  "Holding Notes" shall mean the Junior Subordinated Notes due 2011 of Holdings, in the aggregate original principal amount of $10,000,000, issued October 29, 1998.

                  "Initial Exercise Price" shall have the meaning set forth in the first paragraph hereof.

                  "Majority Holders" shall mean at any time holders of Warrants exercisable for more than 50% of the shares of Common Stock issuable under the Warrants at such time outstanding; PROVIDED that, for purposes of Section 10 hereof, Simmons Holdings, LLC shall be deemed to be the holder of any Escrow Warrants until such time as such Warrants have been released from escrow.

                  "Market Price" shall mean on any date specified herein, the amount per share of Common Stock equal to (a) the last sale price of Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which Common Stock is then listed or admitted to trading, or (b) if Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of Common Stock on such date, or (c) if there shall have been no trading on such date or if Common Stock is not so designated, the average of the closing bid and asked prices of Common Stock on such date as shown by the NASD automated quotation system, or (d) if the Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair market value thereof determined in good faith by the Board.

                  "Other Securities" shall mean any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 hereof or otherwise.

                  "Person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

                  "Securities" shall mean any debt or equity securities of Holdings, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. "Security" shall mean one of the Securities.

                  "Securities Act" shall mean as of any date of the Securities Act of 1933, as amended, or any similar Federal statute then in effect.

                  "Securities Purchase Agreement" shall mean the Securities Purchase Agreement dated as of October 28, 1998 among Simmons Company, Inc., Holdings and the Purchasers listed therein.

                  "Stock" shall include any and all shares, interests or other equivalents (however designated) of, or participants in, the capital stock of a corporation of any class.

                  "Warrants" shall mean the Warrants issued pursuant to the Securities Purchase Agreement. The term "Warrants" shall include, without limitation, this Warrant and any Warrants issued in substitution or exchange for any thereof.

10. AMENDMENT AND WAIVER. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and the Majority Holders; PROVIDED, HOWEVER, that no such amendment or waiver shall increase the Exercise Price, shorten the period during which the Warrants may be exercised or modify any provision of this Section 10 without consent of the holders of all Warrants then outstanding affected by such amendment or waiver.

11. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware (without giving effect to the choice of law principles of such state).

                                                     Simmons Holdings, Inc.



                                                     By:
                                                        -----------------------
                                                         Name:
                                                         Title:

                                                                      Schedule I
                                                                      to Warrant


Simmons Holdings, LLC
c/o Fenway Partners, Inc.
152 West 57th Street, 59th Floor
New York, NY  10019

                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]


To Simmons Holdings, Inc.:

         The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder ________, (1) shares of the Common Stock and herewith makes payment of $________ therefor, and requests that the certificates for such shares be issued in the name of, and deliver to ________, whose address is






Dated:
                                           ----------------------------------
                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of Warrant)



                                           ----------------------------------
                                                     (Street Address)



                                           ----------------------------------
                                           (City)      (State)      (Zip Code)

------------------------------
         (1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for any stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]


         For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _________ the right represented by such Warrant to purchase _________ (2) shares of Common Stock of Simmons Holdings, Inc. to which such Warrant relates, and appoints _______________Attorney to make such transfer on the books of Simmons Holdings,
Inc. maintained for such purpose, with full     power of substitution in the
premises.


Dated:
                                           ----------------------------------
                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of Warrant)



                                           ----------------------------------
                                                   (Street Address)



                                           ----------------------------------
                                          (City)      (State)    (Zip Code)

Signed in the presence of:





-------------------------------------

         (2) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for any stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                            FORM OF CONVERSION NOTICE

To Simmons Holdings, Inc.:


         The undersigned registered holder of the within Warrant hereby irrevocably converts such Warrant with respect to _________ (3) shares of the Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to _________, whose address is




Dated:
                                           ----------------------------------
                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of Warrant)



                                           ----------------------------------
                                                    (Street Address)



                                           ----------------------------------
                                            (City)        (State)    (Zip Code)

---------------------------------
         (3) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial conversion, the portion thereof as to which this Warrant is being converted), in either case without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial conversion, a new Warrant or Warrants will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.